Quarterly Holdings Report
for
Fidelity Asset Manager® 50%
December 31, 2024
FAA-NPRT1-0325
1.811343.120
Alternative Funds - 1.3%
	Shares	Value ($)
Fidelity Hedged Equity ETF (b) (Cost $110,853,892)	4,393,803	120,641,967

Bond Funds - 38.8%
	Shares	Value ($)
Fidelity Emerging Markets Debt Local Currency Central Fund (c)	866,397	71,191,832
Fidelity Floating Rate Central Fund (c)	751,967	73,873,270
Fidelity High Income Central Fund (c)	676,400	72,496,542
Fidelity Inflation-Protected Bond Index Central Fund (c)	1,658,190	144,743,370
Fidelity International Credit Central Fund (c)	297,564	24,093,795
Fidelity Investment Grade Bond Central Fund (c)	33,358,294	3,225,079,875
iShares 20+ Year Treasury Bond ETF	1,045,940	91,341,940
TOTAL BOND FUNDS (Cost $3,861,899,786)		3,702,820,624

Domestic Equity Funds - 36.2%
	Shares	Value ($)
Fidelity Blue Chip Growth ETF (b)	4,218,922	195,211,630
Fidelity Commodity Strategy Central Fund (c)	451,936	39,734,218
Fidelity Enhanced Large Cap Value ETF (b)	1,622,342	49,432,760
Fidelity Enhanced Mid Cap ETF (b)	1,989,027	65,339,537
Fidelity Enhanced Small Cap ETF (b)	2,475,554	80,084,172
Fidelity Fundamental Small-Mid Cap ETF (b)	741,972	19,962,015
Fidelity Real Estate Equity Central Fund (c)	341,128	46,297,863
Fidelity U.S. Equity Central Fund (c)	21,631,629	2,957,908,918
TOTAL DOMESTIC EQUITY FUNDS (Cost $1,100,616,903)		3,453,971,113

International Equity Funds - 20.6%
	Shares	Value ($)
Fidelity Emerging Markets Equity Central Fund (c)	2,746,501	588,245,513
Fidelity International Equity Central Fund (c)	13,473,627	1,373,636,256
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,507,103,346)		1,961,881,769

U.S. Treasury Obligations - 0.2%
	Yield (%) (d)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 1/16/2025 (e)	4.58	750,000	748,765
US Treasury Bills 0% 1/2/2025 (e)	4.55	810,000	810,000
US Treasury Bills 0% 1/23/2025 (e)	4.55	11,120,000	11,092,465
US Treasury Bills 0% 1/30/2025 (e)	4.51	1,260,000	1,255,855
US Treasury Bills 0% 1/9/2025 (e)	4.58	920,000	919,247
US Treasury Bills 0% 3/20/2025 (e)	4.28	5,750,000	5,698,635
US Treasury Bills 0% 3/27/2025 (e)	4.28	600,000	594,133
TOTAL U.S. TREASURY OBLIGATIONS (Cost $21,113,759)			21,119,100

Money Market Funds - 2.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f) (Cost $271,981,438)	4.36	271,927,052	271,981,438

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $6,873,569,124)	9,532,416,011
NET OTHER ASSETS (LIABILITIES) - 0.0%	1,191,810
NET ASSETS - 100.0%	9,533,607,821

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME E-mini Russell 2000 Index Contracts (United States)	1,155	Mar 2025	129,925,950	(97,495)	(97,495)
CME E-mini S&P MidCap 400 Index Contracts (United States)	159	Mar 2025	50,032,530	17,345	17,345

TOTAL PURCHASED					(80,150)

Sold

Equity Contracts
CME E-mini S&P 500 Index Contracts (United States)	1,883	Mar 2025	558,850,863	12,443,716	12,443,716
ICE MSCI EAFE Index Contracts (United States)	426	Mar 2025	48,297,750	1,588,010	1,588,010
ICE MSCI Emerging Markets Index Contracts (United States)	379	Mar 2025	20,348,510	761,140	761,140

TOTAL SOLD					14,792,866

TOTAL FUTURES CONTRACTS					14,712,716
The notional amount of futures purchased as a percentage of Net Assets is 1.9%
The notional amount of futures sold as a percentage of Net Assets is 6.6%

Security Type Abbreviations
ETF	-	Exchange Traded Fund

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated Fund
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $20,965,102.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	209,872,996	141,745,482	79,637,040	2,606,307	-	-	271,981,438	271,927,052	0.5%
Fidelity Commodity Strategy Central Fund	40,404,008	1,794,404	1,104,402	1,201,780	(227,538)	(1,132,254)	39,734,218	451,936	17.2%
Fidelity Emerging Markets Debt Local Currency Central Fund	76,533,329	4,166,069	-	4,166,068	-	(9,507,566)	71,191,832	866,397	27.1%
Fidelity Emerging Markets Equity Central Fund	636,666,391	9,637,529	12,980,802	2,716,754	264,559	(45,342,164)	588,245,513	2,746,501	24.6%
Fidelity Floating Rate Central Fund	72,653,699	2,572,328	1,655,437	1,684,558	1,807	300,873	73,873,270	751,967	4.7%
Fidelity High Income Central Fund	72,648,617	2,233,157	1,655,431	1,345,392	26,696	(756,497)	72,496,542	676,400	5.0%
Fidelity Inflation-Protected Bond Index Central Fund	95,112,834	57,629,474	2,643,504	3,352,262	(74,574)	(5,280,860)	144,743,370	1,658,190	26.8%
Fidelity International Credit Central Fund	24,404,997	998,041	551,894	702,034	(71,580)	(685,769)	24,093,795	297,564	25.0%
Fidelity International Equity Central Fund	1,500,162,034	32,532,460	31,106,663	15,999,575	4,231,697	(132,183,272)	1,373,636,256	13,473,627	24.9%
Fidelity Investment Grade Bond Central Fund	3,316,583,464	220,759,324	176,481,785	36,904,262	(14,554,550)	(121,226,578)	3,225,079,875	33,358,294	8.0%
Fidelity Real Estate Equity Central Fund	42,744,061	7,641,761	1,085,239	569,745	46,759	(3,049,479)	46,297,863	341,128	4.7%
Fidelity Securities Lending Cash Central Fund	-	149,892,520	149,892,520	1,153	-	-	-	-	0.0%
Fidelity U.S. Equity Central Fund	3,385,123,491	287,577,997	554,614,211	253,116,551	164,520,706	(324,699,065)	2,957,908,918	21,631,629	15.9%
Total	9,472,909,921	919,180,546	1,013,408,928	324,366,441	154,163,982	(643,562,631)	8,889,282,890	348,180,685

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Blue Chip Growth ETF	-	195,226,818	-	-	-	(15,188)	195,211,630	4,218,922
Fidelity Enhanced Large Cap Value ETF	-	49,397,068	-	-	-	35,692	49,432,760	1,622,342
Fidelity Enhanced Mid Cap ETF	39,083,019	31,465,382	5,788,327	111,763	388,664	190,799	65,339,537	1,989,027
Fidelity Enhanced Small Cap ETF	51,182,060	32,332,213	3,146,565	264,838	172,934	(456,470)	80,084,172	2,475,554
Fidelity Fundamental Small-Mid Cap ETF	-	19,963,425	-	-	-	(1,410)	19,962,015	741,972
Fidelity Hedged Equity ETF	124,608,380	-	5,771,303	250,447	370,856	1,434,034	120,641,967	4,393,803
	214,873,459	328,384,906	14,706,195	627,048	932,454	1,187,457	530,672,081	15,441,620

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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